                    =====================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 JUNE 27, 1996


                          AAMES CAPITAL CORPORATION
          ---------------------------------------------------------
           (Exact name of Registrant as specified in its charter)

         CALIFORNIA                                33-99458                              95-4438859
- -----------------------------                      --------                             -----------
(State or other jurisdiction                       (Commission                       (I.R.S. employer
       of incorporation)                           file number)                        identification no.)


     AAMES CAPITAL CORPORATION
3731 WILSHIRE BOULEVARD, 10TH FLOOR
        LOS ANGELES, CALIFORNIA                                                             90010
- ---------------------------------------------                                        -----------------
(Address of principal executive offices)                                                  (ZIP Code)

                                (213) 351-6100
              --------------------------------------------------
               Registrant's telephone number, including area code

                                  NO CHANGE
        --------------------------------------------------------------
         (Former name or former address, if changed since last report)


                    =====================================

         Item 5. Other Events (1)

                          Aames Capital Corporation (the "SPONSOR") registered up to $1,104,923,164 principal amount of Mortgage Pass-Through Certificates pursuant to Rule 415 of the Securities Act of 1933, as amended (the "ACT"), pursuant to a Registration Statement on Form S-3, including a prospectus (Registration Statement File No. 33-99458) (as amended, the "REGISTRATION STATEMENT"). Pursuant to the Registration Statement, the Sponsor filed a Prospectus Supplement, dated June 20, 1996, and a Prospectus, dated June 20, 1996 (collectively, the "PROSPECTUS"), relating to $300,035,000 aggregate principal amount of Mortgage Pass-Through Certificates, Series 1996-B (the "CERTIFICATES"), issued by Aames Mortgage Trust 1996-B (the "TRUST") on June 27, 1996 (the "CLOSING DATE"). The Certificates consist of the Class A-1A, Class A-1B, Class A-1C, Class A-1D and Class A-2 Certificates (together, the "CLASS A CERTIFICATES") and Class R Certificates. Only the Class A Certificates were offered by the Prospectus.


                          The Certificates represent the entire undivided interest in the Trust created pursuant to the Pooling and Servicing Agreement dated as of June 1, 1996 (the "POOLING AND SERVICING AGREEMENT") between the Sponsor, in the capacity of Seller and Servicer, and Bankers Trust Company of California, N.A., as trustee (the "TRUSTEE"). On the Closing Date, the corpus of the Trust consisted primarily of (i) a pool (the "MORTGAGE POOL") of two groups (each, a "MORTGAGE LOAN GROUP") of home equity mortgage loans (together, the "INITIAL MORTGAGE LOANS"), (ii) amounts on deposit in a purchase account (the "PURCHASE ACCOUNT") and a capitalized interest account held by the Trustee; and (iii) the certificate insurance policy issued by Financial Security Assurance Inc. (the "CERTIFICATE INSURER"). On the Closing Date, cash in the amount of $43,334,416.35 (the "PURCHASE ACCOUNT DEPOSIT") was deposited in the Purchase Account in the name of the Trustee. The Purchase Account Deposit was intended to be used for the purchase on June 27, 1996 (the "SUBSEQUENT TRANSFER DATE") of additional home equity mortgage loans satisfying the criteria specified in the Pooling and Servicing Agreement and subject to the approval of the Certificate Insurer (the "SUBSEQUENT MORTGAGE LOANS"). Approximately $20,540,702.27 of the Purchase Account Deposit was allocated for the purchase of Subsequent Mortgage Loans bearing fixed rates of interest to be included in the Fixed Rate Group, and approximately $22,793,714.08 of the Purchase Account Deposit was allocated for the purchase of Subsequent Mortgage Loans bearing adjustable rates of interest to be included in the Adjustable Rate Group.

                          On the Subsequent Transfer Date, the Trustee, on behalf of the Trust, and the Sponsor entered into the Subsequent Transfer Agreement, dated as of June 27, 1996 (the "SUBSEQUENT TRANSFER AGREEMENT"). Pursuant to the Subsequent Transfer Agreement, the Trust purchased $20,539,034.26 aggregate principal balance of Subsequent Mortgage Loans to be included in the Fixed Rate Group for a purchase price of $19,512,082.55 and $22,791,423.03 aggregate principal balance of Subsequent Mortgage Loans to be included in the Adjustable Rate Group for a purchase price of $21,651,851.88.

                          The description of the Mortgage Pool in the Prospectus contained information only with respect to the Initial Mortgage Loans as of the date of the Prospectus. This Current Report on Form 8-K is being filed to update the description of the Mortgage Pool contained in the Prospectus and to file copies of certain final agreements executed in connection with the issuance of the Certificates. Annex A which follows contains a description of the final Mortgage Pool.

         (1) Capitalized terms used but not otherwise defined herein shall have the same meaning ascribed to them in the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission pursuant to Rule 424(b)(2) under file number 33-99458.

                                    ANNEX A:


                        DESCRIPTION OF THE MORTGAGE POOL

                          The following is a brief description of certain terms of the Mortgage Loans, including the Subsequent Mortgage Loans. Information contained herein is presented with respect to the Initial Mortgage Loans as of the Cut-off Date (as defined in the Pooling and Servicing Agreement) and with respect to the Subsequent Mortgage Loans as of the Subsequent Cut-off Date (as defined in the Subsequent Transfer Agreement). The description of the Mortgage Pool below does not reflect any payments with respect to the Mortgage Loans after the Cut-off Date or the Subsequent Cut-off Date. The Mortgage Pool consists of 4,159 Mortgage Loans and has an aggregate principal balance of $303,704,806.84. Set forth below is more detailed information regarding the Mortgage Pool by Mortgage Loan Group.



         FIXED RATE GROUP

                          The Aggregate Principal Balance of the Mortgage Loans in the Fixed Rate Group was $120,033,601.72. Approximately 91.97%, 6.23% and 1.80% of the Mortgaged Properties (by Cut-off Date or Subsequent Cut-off Date Principal Balance, as applicable), were single family residences, two- to four-family residences and units in condominium developments, townhouses or modular homes, respectively, and no more than 0.60% of the Mortgage Loans in the Fixed Rate Group were secured by Mortgaged Properties located in any single postal ZIP code.

                          The original Combined Loan-to-Value Ratio of any Mortgage Loan in the Fixed Rate Group did not exceed 85.70% and the original weighted average Combined Loan-to-Value Ratio of all Mortgage Loans in the Fixed Rate Group was approximately 63.45%. The maximum and average loan sizes of the Mortgage Loans in the Fixed Rate Group were $337,936.30 and approximately $54,069.19, respectively. The average appraised value of the Mortgaged Properties securing Mortgage Loans in the Fixed Rate Group at origination of the related Mortgage Loans was approximately $124,558.38.


                          The interest rates borne by the Mortgage Loans (each, a "MORTGAGE INTEREST RATE") in the Fixed Rate Group ranged from 8.625% per annum to 17.50% per annum. The weighted average Mortgage Interest Rate of the Mortgage Loans in the Fixed Rate Group was approximately 11.81% per annum.


                          The weighted average remaining term to stated maturity of the Mortgage Loans in the Fixed Rate Group was approximately 283 months. The weighted average original term to maturity of the Mortgage Loans in the Fixed Rate Group was approximately 285 months. The weighted average seasoning of the Mortgage Loans in the Fixed Rate Group was less than two months.

                          Based on the Aggregate Principal Balance of the Mortgage Loans in the Fixed Rate Group, 86.68% of the Mortgage Loans provide for the payment of principal and interest on a level basis to fully amortize such Mortgage Loans over their respective stated terms. The remaining 13.32% of the Mortgage Loans in the Fixed Rate Group are Balloon Loans which will provide for regular monthly payments of principal and interest computed on the basis of an amortization term of 360 months (or 180 months in the case of two of the Balloon Loans and 216 months in the case of one Balloon Loan) that is longer than the related term to stated maturity, with a "balloon payment" due at stated maturity that will be significantly larger than the monthly payments. The Mortgage Loans in the Fixed Rate Group have original terms to maturity of up to 30 years.

ADJUSTABLE RATE GROUP

         The Aggregate Principal Balance of the Mortgage Loans in the Adjustable Rate Group was $183,671,205.12. Approximately 91.77%, 6.17% and 2.05% of the Mortgaged Properties (by Cut-off Date or Subsequent Cut-off Date Principal Balance, as applicable) were single family residences, two- to four-family residences and units in condominium developments, townhouses or modular homes, respectively, and no more than 0.53% of the Mortgage Loans in the Adjustable Rate Group (by Cut-off Date or Subsequent Cut-off Date Principal Balance, as applicable) were secured by Mortgaged Properties located in any single postal ZIP code.


         The original Combined Loan-to-Value Ratio of any Mortgage Loan in the Adjustable Rate Group did not exceed 85.00% and the original weighted average Combined Loan-to-Value Ratio of all Mortgage Loans in the Adjustable Rate Group was approximately 66.40% . The maximum and average loan size of the Mortgage Loans in the Adjustable Rate Group were $973,343.47 and $94,724.71 respectively. The average appraised value of the Mortgaged Properties was $146,738.38.


         The Mortgage Loans in the Adjustable Rate Group bear interest rates that, after a period of approximately six months, two years, three years or five years following the related date of origination, adjust based on either
(i) the London interbank offered rate for six-month United States Dollar deposits (the "SIX MONTH LIBOR INDEX") based on quotations of major banks as published in The Wall Street Journal or (ii) the one-year CMT index. The Mortgage Loans in the Adjustable Rate Group that have interest rates adjusted on the basis of the six-month LIBOR index have semi-annual interest rate and payment adjustment frequencies after the applicable next interest rate adjustment date. The Mortgage Loans that have interest rates adjusted on the basis of the one-year CMT index have annual interest rate and payment adjustment frequencies after the applicable next interest rate adjustment date. The weighted average Mortgage Interest Rate was approximately 11.14% per annum. The Mortgage Loans in the Adjustable Rate Group had a weighted average gross margin of approximately 7.01%. The gross margin for the Mortgage Loans in the Adjustable Rate Group ranged from 3.625% to 11.11%. Each Mortgage Loan in the Adjustable Rate Group that has its interest rate adjusted on the basis of the six-month LIBOR index has a semi-annual adjustment cap of 1.0% to 2.0% above the interest rate in effect for such Mortgage Loan prior to such adjustment. In addition, each Mortgage Loan in the Adjustable Rate Group that has an initial adjustment date that is approximately two years, three years or five years from its date of origination has an initial rate adjustment cap of 1.5% to 3.0% of the related initial Mortgage Interest Rate. Each Mortgage Loan in the Adjustable Rate Group that has its interest rate adjusted on the basis of the one-year CMT index has an annual rate adjustment cap of 2.0% above the rate in effect for such Mortage Loan prior to such adjustment. The maximum rates at which interest may accrue on the Mortgage Loans in the Adjustable Rate Group (the "MAXIMUM RATES") ranged from 12.95% per annum to 24.65% per annum. The Mortgage Loans in the Adjustable Rate Group have a weighted average Maximum Rate of approximately 17.48% per annum. The minimum rates at which interest may accrue on the Mortgage Loans in the Adjustable Rate Group (the "MINIMUM RATES") ranged from 5.55% per annum to 18.375% per annum. The weighted average Minimum Rate was approximately 11.13% per annum.

         Mortgage Loans in the Adjustable Rate Group have original terms to maturity of up to 30 years.

         The weighted average remaining term to stated maturity of the Mortgage Loans in the Adjustable Rate Group was less than 356 months. The weighted average original term to maturity of the Mortgage Loans in the Adjustable
Rate Group was less than 359 months. The weighted average seasoning of the Mortgage Loans in the Adjustable Rate Group was approximately three months.

         None of the Mortgage Loans in the Adjustable Rate Group is a Balloon Loan.

                                FIXED RATE GROUP

                           TYPE OF MORTGAGED PROPERTY


                                                                                           % OF TOTAL BY
                                    NUMBER OF                   AGGREGATE                    AGGREGATE
                                    MORTGAGE                    PRINCIPAL                    PRINCIPAL
PROPERTY TYPE                        LOANS                      BALANCE                        BALANCE
- -------------                        -----                      -------                        -------
SINGLE FAMILY                          2,031                 $110,398,690.33                    91.97%
TWO- TO FOUR-FAMILY                      130                    7,477,015.63                     6.23
CONDOMINIUM                               59                    2,157,895.76                     1.80
                                      ------                  --------------                   ------

Total                                  2,220                 $120,033,601.72                   100.00%
                                      ======                  ==============                   ======


                                FIXED RATE GROUP

                                OCCUPANCY STATUS


                                                                                   % OF TOTAL BY
                                                NUMBER OF         AGGREGATE          AGGREGATE
 OCCUPANCY                                       MORTGAGE         PRINCIPAL          PRINCIPAL
   STATUS                                         LOANS            BALANCE            BALANCE
   ------                                         -----            -------            -------
OWNER OCCUPIED/PRIMARY RESIDENCE                   2,034      $110,526,032.10         92.08%
NON-OWNER OCCUPIED/INVESTMENT PROPERTY               186         9,507,569.62          7.92
                                                  ------       --------------        ------

Total                                              2,220      $120,033,601.72        100.00%
                                                  ======       ==============        ======

                                FIXED RATE GROUP

                                PRIORITY OF LIEN

                                                                                              % OF TOTAL BY
                             NUMBER OF                     AGGREGATE                            AGGREGATE
                             MORTGAGE                      PRINCIPAL                            PRINCIPAL
LIEN PRIORITY                 LOANS                         BALANCE                              BALANCE
                              -----                         -------                              -------
FIRST LIEN                      1,596                    $101,427,926.19                            84.50%
SECOND LIEN                       616                      18,434,571.46                            15.36
THIRD LIEN                          8                          71,104.07                             0.14
                               ------                     --------------                           ------

Total                           2,220                    $120,033,601.72                           100.00%
                               ======                     ==============                           ======

                                FIXED RATE GROUP

                      TYPE OF LOAN BY AMORTIZATION METHOD

                                                                                           % OF TOTAL BY
                                  NUMBER OF                     AGGREGATE                    AGGREGATE
                                  MORTGAGE                      PRINCIPAL                    PRINCIPAL
LOAN TYPE                          LOANS                         BALANCE                      BALANCE
- ---------                          -----                         -------                      -------
FULLY AMORTIZING                    1,940                    $104,047,326.22                    86.68%
PARTIALLY AMORTIZING                  280                      15,986,275.50                    13.32
                                    -----                     --------------                   ------

Total                               2,220                    $120,033,601.72                   100.00%
                                    =====                     ==============                   ======

                             FIXED RATE GROUP

                         COMBINED LOAN-TO-VALUE RATIOS

                                                                                            % OF TOTAL BY
       RANGE OF COMBINED                         NUMBER OF               AGGREGATE              AGGREGATE
           LOAN-TO-VALUE                          MORTGAGE               PRINCIPAL              PRINCIPAL
              RATIOS (%)                             LOANS                 BALANCE                BALANCE
              ----------                             -----                 -------                -------
 5.00%-09.999%                                           4         $     50,239.25                   0.04%
10.00%-14.999%                                          25              499,001.28                   0.42
15.00%-19.999%                                          32              747,621.77                   0.62
20.00%-24.999%                                          39              854,982.87                   0.71
25.00%-29.999%                                          53            1,930,274.56                   1.61
30.00%-34.999%                                          60            1,745,611.89                   1.45
35.00%-39.999%                                          73            2,953,938.43                   2.46
40.00%-44.999%                                          79            3,148,662.98                   2.62
45.00%-49.999%                                          92            4,083,208.02                   3.40
50.00%-54.999%                                         135            6,604,118.44                   5.50
55.00%-59.999%                                         184            9,405,320.67                   7.84
60.00%-64.999%                                         328           17,179,477.98                  14.31
65.00%-69.999%                                         485           27,616,901.85                  23.01
70.00%-74.999%                                         398           22,408,513.27                  18.67
75.00%-79.999%                                         153           13,018,210.36                  10.85
80.00%-84.999%                                          79            7,757,526.71                   6.46
85.00%-89.999%                                           1               29,991.39                   0.02
                                                    ------          --------------                 ------

Total                                                2,220         $120,033,601.72                 100.00%
                                                  ========          ==============                 =======

                                FIXED RATE GROUP

                           ORIGINAL TERM TO MATURITY


                                                                                                  % OF TOTAL BY
                 RANGE OF                   NUMBER OF                     AGGREGATE                 AGGREGATE
              ORIGINAL TERMS                 MORTGAGE                     PRINCIPAL                 PRINCIPAL
           TO MATURITY (MONTHS)               LOANS                        BALANCE                   BALANCE
           -------------------                -----                        -------                   -------
                0- 59                           0                   $          0.00                   0.00%
               60- 71                          31                        670,308.86                   0.56
               72- 83                           9                        122,606.67                   0.10
               84- 95                          25                        572,282.24                   0.48
               96-107                           6                         78,047.82                   0.07
              108-119                           2                         52,300.00                   0.04
              120-131                         149                      3,365,531.18                   2.80
              132-143                           0                              0.00                   0.00
              144-155                           3                         47,500.00                   0.04
              156-179                           0                              0.00                   0.00
              180-191                         991                     41,989,680.82                  34.98
              192-203                           1                         42,752.99                   0.04
              204-239                           0                              0.00                   0.00
              240-251                          29                      1,714,538.51                   1.43
              252-299                           0                              0.00                   0.00
              300-311                           5                        367,628.83                   0.31
              312-359                           0                              0.00                   0.00
                  360                         969                     71,010,423.80                  59.16
                                            -----                    --------------                 ------

                Total                       2,220                   $120,033,601.72                 100.00%
                                            =====                    ==============                 ======

                                FIXED RATE GROUP


                           REMAINING TERM TO MATURITY



                                                                                             % OF TOTAL BY
    RANGE OF                            NUMBER OF                      AGGREGATE                 AGGREGATE
 REMAINING TERMS                         MORTGAGE                      PRINCIPAL                 PRINCIPAL
TO MATURITY (MONTHS)                        LOANS                       BALANCE                    BALANCE
- --------------------                        -----                       -------                    -------
   0- 11                                       5                   $    163,564.19                   0.14%
  12- 23                                       6                         93,795.93                   0.08
  24- 35                                       5                         70,805.03                   0.06
  36- 47                                       5                        192,789.38                   0.16
  48- 59                                      10                        207,185.29                   0.17
  60- 71                                      27                        476,072.14                   0.40
  72- 83                                      18                        336,240.11                   0.28
  84- 95                                      16                        319,165.68                   0.27
  96-107                                       5                         75,498.50                   0.06
 108-119                                      51                      1,102,032.94                   0.92
 120-131                                      95                      2,531,220.41                   2.11
 132-143                                      15                        457,627.53                   0.38
 144-155                                       4                         63,200.24                   0.05
 156-167                                       0                              0.00                   0.00
 168-179                                     497                     22,956,078.92                  19.12
 180-191                                     460                     17,952,000.01                  14.96
 192-215                                       0                              0.00                   0.00
 216-227                                       1                         31,022.59                   0.03
 228-239                                      12                        694,672.79                   0.58
 240-251                                      15                        963,600.00                   0.80
 252-287                                       0                              0.00                   0.00
 288-299                                       1                         97,728.83                   0.08
 300-311                                       4                        269,900.00                   0.22
 312-323                                       0                              0.00                   0.00
 324-335                                       2                        239,697.66                   0.20
 336-347                                       3                        156,751.38                   0.13
 348-359                                     439                     30,632,686.96                  25.52
 360                                         524                     39,950,265.21                  33.28
                                           -----                    --------------                 ------

 Total                                     2,220                   $120,033,601.72                 100.00%
                                           =====                    ==============                 ======

                                FIXED RATE GROUP

                        RANGE OF MORTGAGE INTEREST RATES


                                                                                            % OF TOTAL BY
                                          NUMBER OF                      AGGREGATE              AGGREGATE
       RANGE OF MORTGAGE                  MORTGAGE                       PRINCIPAL              PRINCIPAL
      INTEREST RATES (%)                   LOANS                           BALANCE                BALANCE
      ------------------                   -----                           -------                -------
   6.00%- 8.499%                               0                   $          0.00                   0.00%
   8.50%- 8.999%                              57                      4,460,291.89                   3.72
   9.00%- 9.499%                              48                      3,731,457.94                   3.11
   9.50%- 9.999%                             251                     17,000,198.30                  14.16
  10.00%-10.499%                             137                      8,637,615.29                   7.20
  10.50%-10.999%                             245                     13,763,681.17                  11.47
  11.00%-11.499%                             202                     10,831,658.40                   9.02
  11.50%-11.999%                             247                     12,162,069.20                  10.13
  12.00%-12.499%                             157                      7,691,705.16                   6.41
  12.50%-12.999%                             204                      9,594,621.64                   7.99
  13.00%-13.499%                             141                      6,169,505.53                   5.14
  13.50%-13.999%                             177                      7,669,910.16                   6.39
  14.00%-14.499%                              93                      4,428,655.73                   3.69
  14.50%-14.999%                              95                      5,319,543.07                   4.43
  15.00%-15.499%                              49                      3,274,094.60                   2.73
  15.50%-15.999%                              57                      2,945,881.00                   2.45
  16.00%-16.499%                              28                      1,457,452.57                   1.21
  16.50%-16.999%                              27                        772,494.82                   0.64
  17.00%+                                      5                        122,765.25                   0.10
                                               -                    --------------                 ------

  Total                                    2,220                   $120,033,601.72                 100.00%
                                           =====                    ==============                 ======

                                FIXED RATE GROUP


                         CUT-OFF DATE PRINCIPAL BALANCE


                                                                                                          % OF TOTAL BY
                     RANGE OF                        NUMBER OF                AGGREGATE                       AGGREGATE
                 CUT-OFF DATE                         MORTGAGE                PRINCIPAL                       PRINCIPAL
        PRINCIPAL BALANCES($)                            LOANS                  BALANCE                         BALANCE
        ---------------------                                                   -------                         -------
  Less than 10,000.00                                       22          $    173,146.72                            0.14%
  10,000.00- 19,999.99                                     351             5,309,183.33                            4.42
  20,000.00- 29,999.99                                     350             8,629,007.76                            7.19
  30,000.00- 39,999.99                                     305            10,737,114.68                            8.95
  40,000.00- 49,999.99                                     243            10,910,448.99                            9.09
  50,000.00- 59,999.99                                     230            12,560,798.01                           10.46
  60,000.00- 69,999.99                                     140             9,028,648.64                            7.52
  70,000.00- 79,999.99                                     130             9,638,518.63                            8.03
  80,000.00- 89,999.99                                     110             9,346,878.18                            7.79
  90,000.00- 99,999.99                                      84             7,966,596.99                            6.64
 100,000.00-109,999.99                                      62             6,496,218.13                            5.41
 110,000.00-119,999.99                                      40             4,585,183.90                            3.82
 120,000.00-129,999.99                                      35             4,339,726.39                            3.62
 130,000.00-139,999.99                                      21             2,830,019.27                            2.36
 140,000.00-149,999.99                                      24             3,505,118.06                            2.92
 150,000.00-159,999.99                                      17             2,644,891.35                            2.20
 160,000.00-169,999.99                                      16             2,637,676.68                            2.20
 170,000.00-179,999.99                                       6             1,046,914.20                            0.87
 180,000.00-189,999.99                                       8             1,467,765.44                            1.22
 190,000.00-199,999.99                                       3               581,028.82                            0.48
 200,000.00 or more                                         23             5,598,717.55                            4.66
                                                            --             ------------                          ------

 Total                                                   2,220          $120,033,601.72                          100.00%
                                                         =====           ==============                          ======

                                FIXED RATE GROUP

               GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                                              % OF TOTAL BY
                                       NUMBER OF                      AGGREGATE                   AGGREGATE
                                        MORTGAGE                      PRINCIPAL                   PRINCIPAL
STATE                                      LOANS                        BALANCE                     BALANCE
- -----                                      -----                        -------                     -------
ARIZONA                                      131             $     7,072,579.44                        5.89%
CALIFORNIA                                   702                  41,796,585.53                       34.82
COLORADO                                     112                   5,162,738.34                        4.30
CONNECTICUT                                    9                     736,597.42                        0.61
DISTRICT OF COLUMBIA                           6                     533,175.67                        0.44
FLORIDA                                      174                   9,557,113.77                        7.96
GEORGIA                                       11                     568,358.24                        0.47
HAWAII                                         2                     258,000.00                        0.21
IDAHO                                          3                     210,073.17                        0.18
ILLINOIS                                     206                   9,662,679.96                        8.05
INDIANA                                       77                   2,540,076.92                        2.12
KANSAS                                         1                      35,000.00                        0.03
LOUISIANA                                      2                      98,005.63                        0.08
MAINE                                          2                     113,718.60                        0.09
MARYLAND                                      25                   1,689,922.97                        1.41
MASSACHUSETTS                                  9                     969,137.15                        0.81
MICHIGAN                                      67                   2,795,514.43                        2.33
MISSOURI                                      26                     988,481.47                        0.82
MONTANA                                        1                      59,987.33                        0.05
NEVADA                                        42                   2,167,045.66                        1.81
NEW JERSEY                                    22                   1,954,502.37                        1.63
NEW MEXICO                                     3                     127,100.00                        0.11
NEW YORK                                      62                   5,112,748.25                        4.26
NORTH CAROLINA                                20                     773,625.20                        0.64
OHIO                                          27                   1,335,808.63                        1.11
OKLAHOMA                                       2                     160,046.38                        0.13
OREGON                                       116                   5,857,744.86                        4.88
PENNSYLVANIA                                  59                   2,095,106.08                        1.75
RHODE ISLAND                                   1                      50,408.58                        0.04
SOUTH CAROLINA                                 1                      25,993.66                        0.02
TEXAS                                         19                   1,416,930.37                        1.18
UTAH                                         104                   3,885,263.80                        3.24
VIRGINIA                                       4                     237,423.02                        0.20
WASHINGTON                                   168                   9,874,954.24                        8.23
WEST VIRGINA                                   1                      29,939.71                        0.02
WISCONSIN                                      2                      47,893.23                        0.04
WYOMING                                        1                      33,321.64                        0.03
                                           -----              -----------------                       -----

Total                                      2,220             $   120,033,601.72                      100.00%
                                           =====              =================                      ======

 .
                                FIXED RATE GROUP

                       ORIGINATORS OF THE MORTGAGE LOANS


                                                                                                % OF TOTAL BY
                                       NUMBER OF                          AGGREGATE                 AGGREGATE
                                        MORTGAGE                          PRINCIPAL                 PRINCIPAL
ORIGINATOR                                 LOANS                            BALANCE                   BALANCE
- ----------                                 -----                            -------                   -------
AFFILIATED                                 1,333                    $ 61,964,389.89                   51.62 %
UNAFFILIATED                                 887                      58,069,211.83                   48.38
                                          ------                      -------------                  ------

Total                                      2,220                    $120,033,601.72                  100.00 %
                                           =====                     ==============                  ======

                             ADJUSTABLE RATE GROUP

                           TYPE OF MORTGAGED PROPERTY



                                                                                                  % OF TOTAL BY
                                     NUMBER OF                          AGGREGATE                     AGGREGATE
                                      MORTGAGE                          PRINCIPAL                     PRINCIPAL
PROPERTY TYPE                            LOANS                            BALANCE                       BALANCE
- -------------                            -----                            -------                       -------
SINGLE FAMILY                            1,751                    $168,558,438.04                        91.77%
TWO- TO FOUR-FAMILY                        132                      11,340,367.18                         6.17
CONDOMINIUM                                 56                       3,772,399.90                         2.05
                                         -----                     --------------                       ------

Total                                    1,939                    $183,671,205.12                       100.00%
                                         =====                     ==============                       ======

                             ADJUSTABLE RATE GROUP

                                OCCUPANCY STATUS


                                                                                                % OF TOTAL BY
                                     NUMBER OF                          AGGREGATE                   AGGREGATE
                                      MORTGAGE                          PRINCIPAL                   PRINCIPAL
OCCUPANCY STATUS                         LOANS                            BALANCE                     BALANCE
- ----------------                         -----                            -------                     -------
OWNER OCCUPIED /PRIMARY RESIDENCE        1,771                  $  170,418,525.15                       92.78%
NON-OWNER OCCUPIED/INVESTMENT PROPERTY     168                      13,252,679.97                        7.22
                                         -----                   ----------------                      ------

Total                                    1,939                  $  183,671,205.12                      100.00%
                                         =====                   ================                      ======



                             ADJUSTABLE RATE GROUP

                                PRIORITY OF LIEN

                                                                                               % OF TOTAL BY
                                     NUMBER OF                          AGGREGATE                  AGGREGATE
                                      MORTGAGE                          PRINCIPAL                  PRINCIPAL
LIEN PRIORITY                            LOANS                            BALANCE                    BALANCE
- -------------                            -----                            -------                    -------
FIRST LIEN                               1,939                   $ 183,671,205.12                     100.00%
SECOND LIEN                                  0                               0.00                       0.00
                                         -----                    ---------------                     ------


Total                                    1,939                   $ 183,671,205.12                     100.00%
                                         =====                    ===============                     ======


                             ADJUSTABLE RATE GROUP

                          TYPE OF LOAN BY AMORTIZATION


                                                                                               % OF TOTAL BY
                                     NUMBER OF                          AGGREGATE                  AGGREGATE
                                      MORTGAGE                          PRINCIPAL                  PRINCIPAL
LOAN TYPE                                LOANS                            BALANCE                    BALANCE
- ---------                                -----                            -------                    -------
FULLY AMORTIZING                         1,939                    $183,671,205.12                     100.00%
PARTIALLY AMORTIZING                         0                               0.00                       0.00
                                         -----                     --------------                     ------

Total                                    1,939                    $183,671,205.12                     100.00%
                                         =====                     ==============                     ======

                             ADJUSTABLE RATE GROUP


                         COMBINED LOAN-TO-VALUE RATIOS


                                                                                                      % OF TOTAL BY
               RANGE OF COMBINED                      NUMBER OF                  AGGREGATE                AGGREGATE
                   LOAN-TO-VALUE                       MORTGAGE                  PRINCIPAL                PRINCIPAL
                      RATIOS (%)                          LOANS                    BALANCE                  BALANCE
                      ----------                          -----                    -------                  -------
                5.00%-09.999%                                 1                  39,390.64                     0.02%
               10.00%-14.999%                                 1                  29,300.00                     0.02
               15.00%-19.999%                                 1                  38,000.00                     0.02
               20.00%-24.999%                                 3                 144,798.08                     0.08
               25.00%-29.999%                                13                 652,182.98                     0.36
               30.00%-34.999%                                13                 906,526.23                     0.49
               35.00%-39.999%                                27               1,722,602.33                     0.94
               40.00%-44.999%                                40               2,724,481.74                     1.48
               45.00%-49.999%                                51               4,142,159.15                     2.26
               50.00%-54.999%                                66               6,173,575.12                     3.36
               55.00%-59.999%                               106               8,696,449.10                     4.73
               60.00%-64.999%                               312              28,148,686.80                    15.33
               65.00%-69.999%                               630              56,164,215.52                    30.58
               70.00%-74.999%                               371              36,047,665.46                    19.63
               75.00%-79.999%                               209              26,503,762.22                    14.43
               80.00%-84.999%                                83              10,046,241.87                     5.47
               85.00%-89.999%                                12               1,491,167.88                     0.81
               90.00%+                                        0                       0.00                     0.00
                                                          -----             --------------                   ------

               Total                                      1,939            $183,671,205.12                   100.00%
                                                          =====             ==============                   ======

                             ADJUSTABLE RATE GROUP

                           ORIGINAL TERM TO MATURITY



                                                                                                 % OF TOTAL BY
                     RANGE OF                         NUMBER OF                  AGGREGATE           AGGREGATE
               ORIGINAL TERMS                          MORTGAGE                  PRINCIPAL           PRINCIPAL
         TO MATURITY (MONTHS)                             LOANS                    BALANCE             BALANCE
         --------------------                             -----                    -------             -------
               0-179                                          0            $          0.00                0.00%
             180-191                                         31               1,375,842.75                0.75
             192-359                                          0                       0.00                0.00
             360                                          1,908             182,295,362.37               99.25
                                                          -----             --------------              ------

             Total                                        1,939            $183,671,205.12              100.00%
                                                          =====             ==============              ======


                             ADJUSTABLE RATE GROUP

                           REMAINING TERM TO MATURITY


                                                                                                  % OF TOTAL BY
            RANGE OF                             NUMBER OF                     AGGREGATE              AGGREGATE
     REMAINING TERMS                              MORTGAGE                     PRINCIPAL              PRINCIPAL
TO MATURITY (MONTHS)                                 LOANS                       BALANCE                BALANCE
- --------------------                                 -----                       -------                -------
  0-143                                                  0                $         0.00                   0.00%
144-155                                                  1                     46,465.58                   0.03
156-167                                                  1                     24,961.48                   0.01
168-179                                                 27                  1,139,914.51                   0.62
180-191                                                  4                    222,200.00                   0.12
192-203                                                  0                          0.00                   0.00
204-215                                                  1                     61,145.56                   0.03
216-323                                                  0                          0.00                   0.00
324-335                                                  9                    643,834.71                   0.35
336-347                                                 65                  6,238,325.69                   3.40
348-359                                              1,310                123,592,946.06                  67.29
360                                                    521                 51,701,411.53                  28.15
                                                     -----                --------------                 ------

Total                                                1,939               $183,671,205.12                 100.00%
                                                     =====                ==============                 ======

                             ADJUSTABLE RATE GROUP


                  RANGE OF ADJUSTABLE MORTGAGE INTEREST RATES
                    AS OF CUT-OFF OR SUBSEQUENT CUT-OFF DATE


                                                                                               % OF TOTAL BY
              RANGE OF                        NUMBER OF                        AGGREGATE           AGGREGATE
   ADJUSTABLE MORTGAGE                         MORTGAGE                        PRINCIPAL           PRINCIPAL
    INTEREST RATES (%)                            LOANS                          BALANCE             BALANCE
    ------------------                            -----                          -------             -------
    6.00%- 6.499%                                     0                  $          0.00                0.00%
    6.50%- 6.999%                                     1                        82,500.00                0.04
    7.00%- 7.499%                                     2                       137,774.65                0.08
    7.50%- 7.999%                                    18                     2,638,666.61                1.44
    8.00%- 8.499%                                    36                     4,873,914.67                2.65
    8.50%- 8.999%                                    96                    11,572,046.91                6.30
    9.00%- 9.499%                                   113                    13,469,655.67                7.33
    9.50%- 9.999%                                   185                    21,892,902.44               11.92
   10.00%-10.499%                                   135                    15,670,621.06                8.53
   10.50% 10.999%                                   212                    21,056,116.10               11.46
   11.00%-11.499%                                   142                    12,540,740.17                6.83
   11.50%-11.999%                                   231                    18,068,793.93                9.84
   12.00%-12.499%                                   193                    15,404,804.75                8.39
   12.50%-12.999%                                   222                    18,050,387.89                9.83
   13.00%-13.499%                                   135                    11,185,880.76                6.09
   13.50%-13.999%                                   112                     9,316,796.94                5.07
   14.00%-14.499%                                    47                     3,333,111.11                1.81
   14.50%-14.999%                                    40                     3,001,069.84                1.63
   15.00%-15.499%                                    10                       956,381.60                0.52
   15.50%-15.999%                                     5                       240,491.01                0.13
   16.00%-16.499%                                     2                       145,568.17                0.08
   16.50%-16.999%                                     0                             0.00                0.00
   17.00%-17.499%                                     1                        16,494.44                0.01
   17.50%-17.999%                                     1                        16,486.40                0.01
                                                  -----                   --------------              ------

   Total                                          1,939                  $183,671,205.12              100.00%
                                                  =====                   ==============              ======

                             ADJUSTABLE RATE GROUP


                     CUT-OFF DATE PRINCIPAL BALANCE AS OF
                      CUT-OFF OR SUBSEQUENT CUT-OFF DATE

                                                                                                 % OF TOTAL BY
                    RANGE OF                    NUMBER OF                    AGGREGATE               AGGREGATE
                CUT-OFF DATE                     MORTGAGE                    PRINCIPAL               PRINCIPAL
      PRINCIPAL BALANCES ($)                        LOANS                      BALANCE                 BALANCE
- ----------------------------                      -------                      -------                 -------
$        0.00-  9,999.99                                0            $            0.00                     0.00%
    10,000.00- 19,999.99                               20                   364,071.13                     0.20
    20,000.00- 29,999.99                               85                 2,218,432.10                     1.21
    30,000.00- 39,999.99                              164                 5,883,503.69                     3.20
    40,000.00- 49,999.99                              175                 7,882,518.53                     4.29
    50,000.00- 59,999.99                              197                10,876,546.14                     5.92
    60,000.00- 69,999.99                              167                10,827,470.64                     5.90
    70,000.00- 79,999.99                              182                13,701,038.49                     7.46
    80,000.00- 89,999.99                              187                15,858,300.09                     8.63
    90,000.00- 99,999.99                              149                14,115,628.49                     7.69
   100,000.00-109,999.99                              101                10,578,524.26                     5.76
   110,000.00-119,999.99                               62                 7,127,358.02                     3.88
   120,000.00-129,999.99                               83                10,376,559.38                     5.65
   130,000.00-139,999.99                               56                 7,568,284.69                     4.12
   140,000.00-149,999.99                               49                 7,117,791.56                     3.88
   150,000.00-159,999.99                               31                 4,809,961.45                     2.62
   160,000.00-169,999.99                               29                 4,792,610.63                     2.61
   170,000.00-179,999.99                               23                 4,008,370.94                     2.18
   180,000.00-189,999.99                               26                 4,803,701.79                     2.62
   190,000.00-199,999.99                               23                 4,488,847.38                     2.44
  $200,000.00 or more                                 130                36,271,685.72                    19.75
                                                    -----             ----------------                   ------
       Total                                        1,939            $  183,671,205.12                   100.00%
                                                    =====             ================                   ======


                             ADJUSTABLE RATE GROUP

                             RANGE OF GROSS MARGINS


                                                                                                PERCENTEGE OF
                                                                                                 CUT-OFF DATE
                                        NUMBER OF              AGGREGATE UNPAID                     AGGREGATE
  GROSS MARGIN                     MORTGAGE LOANS             PRINCIPAL BALANCE             PRINCIPAL BALANCE
  ------------                     --------------             -----------------             -----------------
 0.00%- 3.499%                                  0         $                0.00                          0.00%
 3.50%- 3.999%                                  3                    215,127.15                          0.12
 4.00%- 4.499%                                 13                  1,910,201.68                          1.04
 4.50%- 4.999%                                 63                  8,548,807.95                          4.65
 5.00%- 5.499%                                 88                 10,571,715.81                          5.76
 5.50%- 5.999%                                259                 28,415,604.52                         15.47
 6.00%- 6.499%                                245                 26,290,043.03                         14.31
 6.50%- 6.999%                                199                 17,934,052.21                          9.76
 7.00%- 7.499%                                195                 16,273,390.84                          8.86
 7.50%- 7.999%                                280                 20,940,997.31                         11.40
 8.00%- 8.499%                                230                 19,069,749.95                         10.38
 8.50%- 8.999%                                179                 15,782,848.83                          8.59
 9.00%- 9.499%                                108                 10,690,367.49                          5.82
 9.50%- 9.999%                                 67                  6,298,802.98                          3.43
10.00%-10.499%                                  6                    516,818.50                          0.28
10.50%-10.999%                                  2                    142,182.43                          0.08
11.00%-11.499%                                  2                     70,494.44                          0.04
                                            -----          --------------------                        ------

Total                                       1,939         $      183,671,205.12                        100.00%
                                            =====          ====================                        ======

                             ADJUSTABLE RATE GROUP

                    RANGE OF MAXIMUM MORTGAGE INTEREST RATES


                                                                                             PERCENTAGE OF
                                                                                              CUT-OFF DATE
  RANGE OF                                  NUMBER OF             AGGREGATE UNPAID               AGGREGATE
MAXIMUM RATES                             MORTGAGE LOANS          PRINCIPAL BALANCE      PRINCIPAL BALANCE
- -------------                             --------------          -----------------      -----------------
  0.00%-12.499%                                  0              $          0.00              0.00%
12.50%-12.999%                                   1                    82,500.00              0.04
13.00%-13.499%                                   2                   137,774.65              0.08
13.50%-13.999%                                  16                 2,205,163.55              1.20
14.00%-14.499%                                  29                 3,765,570.44              2.05
14.50%-14.999%                                  69                 8,149,962.69              4.44
15.00%-15.499%                                  83                 9,199,491.86              5.01
15.50%-15.999%                                 151                18,832,619.06             10.25
16.00%-16.499%                                 162                18,307,025.21              9.97
16.50%-16.999%                                 189                20,505,544.60             11.16
17.00%-17.499%                                 134                12,895,918.87              7.02
17.50%-17.999%                                 179                16,646,509.80              9.06
18.00%-18.499%                                 155                13,966,404.26              7.60
18.50%-18.999%                                 233                18,266,768.82              9.95
19.00%-19.499%                                 164                12,748,831.80              6.94
19.50%-19.999%                                 146                12,055,403.54              6.56
20.00%-20.499%                                  71                 5,526,183.54              3.01
20.50%-20.999%                                  85                 6,064,372.91              3.30
21.00%-21.499%                                  38                 2,709,858.47              1.48
21.50%-21.999%                                  23                 1,296,574.94              0.71
22.00%-22.499%                                   3                    99,981.60              0.05
22.50%-22.999%                                   3                    99,779.96              0.05
23.00%-23.499%                                   1                    75,983.71              0.04
23.50%-23.999%                                   0                         0.00              0.00
24.00%-24.499%                                   1                    16,494.44              0.01
24.50%-24.999%                                   1                    16,486.40              0.01
                                             -----               --------------            ------

Total                                        1,939              $183,671,205.12            100.00%
                                             =====               ==============            ======

                             ADJUSTABLE RATE GROUP


                        RANGE OF MINIMUM MORTGAGE RATES



                                                                                            Pertcentage of
                                                                                              Cut-Off Date
     Range of Minimum                       Number of             Aggregate Unpaid               Aggregate
       Mortgage Rates                     Mortgage Loans          Principal Balance      Principal Balance
    -------------------                   --------------        -------------------      -----------------
 0.00%- 5.499%                                  0               $           0.00                     0.00%
 5.50%- 5.999%                                  1                      98,056.60                     0.05
 6.00%- 6.499%                                  0                           0.00                     0.00
 6.50%- 6.999%                                  2                     168,750.00                     0.09
 7.00%- 7.499%                                  3                     254,257.43                     0.14
 7.50%- 7.999%                                 18                   2,498,800.95                     1.36
 8.00%- 8.499%                                 41                   5,191,751.98                     2.83
 8.50%- 8.999%                                103                  12,657,458.24                     6.89
 9.00%- 9.499%                                114                  13,747,031.84                     7.48
 9.50%- 9.999%                                189                  21,491,973.91                    11.70
10.00%-10.499%                                132                  15,500,746.39                     8.44
10.50%-10.999%                                210                  20,625,367.45                    11.23
11.00%-11.499%                                133                  11,634,526.38                     6.33
11.50%-11.999%                                226                  18,352,798.56                     9.99
12.00%-12.499%                                193                  15,222,406.71                     8.29
12.50%-12.999%                                217                  17,311,054.31                     9.43
13.00%-13.499%                                132                  11,187,383.06                     6.09
13.50%-13.999%                                112                   9,403,008.50                     5.12
14.00%-14.499%                                 48                   3,503,725.87                     1.91
14.50%-14.999%                                 45                   3,401,707.50                     1.85
15.00%-15.499%                                 10                     956,381.60                     0.52
15.50%-15.999%                                  5                     274,781.34                     0.15
16.00%-16.499%                                  1                      69,584.46                     0.04
16.50%-16.999%                                  1                      10,687.49                     0.01
17.00%-17.499%                                  1                      75,983.71                     0.04
17.50%-17.999%                                  1                      16,486.40                     0.01
18.00%-18.499%                                  1                      16,494.44                     0.01
                                            -----                ---------------                   ------

Total                                       1,939               $ 183,671,205.12                   100.00%
                                            =====                ===============                   ======

                             ADJUSTABLE RATE GROUP


            GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGED PROPERTIES

                                                                                         % OF TOTAL BY
                                        NUMBER OF                      AGGREGATE             AGGREGATE
                                         MORTGAGE                      PRINCIPAL             PRINCIPAL
STATE                                       LOANS                        BALANCE               BALANCE
- -----                                       -----                        -------               -------
ALASKA                                          2                $    257,400.00                  0.14%
ARIZONA                                        48                   4,284,629.73                  2.33
CALIFORNIA                                    371                  48,659,443.20                 26.49
COLORADO                                       58                   5,512,002.26                  3.00
CONNECTICUT                                    16                   1,635,338.58                  0.89
DELAWARE                                        3                     443,160.35                  0.24
DISTRICT OF COLUMBIA                           15                   1,428,623.50                  0.78
FLORIDA                                       104                   7,525,020.24                  4.10
GEORGIA                                        38                   3,048,446.21                  1.66
HAWAII                                          1                     374,752.29                  0.20
IDAHO                                          18                   1,235,815.00                  0.67
ILLINOIS                                      284                  19,482,476.39                 10.61
INDIANA                                        38                   1,964,658.68                  1.07
IOWA                                            2                      80,646.78                  0.04
KANSAS                                          6                     280,300.00                  0.15
KENTUCKY                                        2                      55,215.36                  0.03
MAINE                                           1                     226,800.00                  0.12
MASSACHUSETTS                                  38                   3,851,843.04                  2.10
MARYLAND                                       42                   4,388,585.53                  2.39
MICHIGAN                                       20                   1,572,808.68                  0.86
MINNESOTA                                       9                     746,287.56                  0.41
MISSOURI                                       33                   1,752,741.00                  0.95
MONTANA                                         2                     153,505.32                  0.08
NEVADA                                         10                   1,012,674.12                  0.55
NEW HAMPSHIRE                                   4                     208,141.43                  0.11
NEW JERSEY                                     91                  10,468,464.96                  5.70
NEW MEXICO                                      5                     518,107.60                  0.28
NEW YORK                                       87                  11,048,051.58                  6.02
NORTH CAROLINA                                 47                   2,302,597.51                  1.25
OHIO                                           25                   1,113,666.16                  0.61
OKLAHOMA                                        1                      80,910.44                  0.04
OREGON                                        122                  12,043,967.71                  6.56
PENNSYLVANIA                                   58                   4,431,961.18                  2.41
RHODE ISLAND                                    6                     609,561.82                  0.33
SOUTH CAROLINA                                  2                      70,119.30                  0.04
SOUTH DAKOTA                                    1                      81,123.12                  0.04
TEXAS                                          30                   2,818,250.74                  1.53
UTAH                                          126                  11,675,429.98                  6.36
VIRGINIA                                        9                     744,710.05                  0.41
WASHINGTON                                    154                  14,959,768.42                  8.14
WISCONSIN                                       8                     420,287.43                  0.23
WYOMING                                         2                     102,911.87                  0.06
                                            -----                 --------------                ------

Total                                       1,939                $183,671,205.12                100.00%
                                            =====                 ==============                ======

                             ADJUSTABLE RATE GROUP


                       ORIGINATORS OF THE MORTGAGE LOANS


                                                                                           % OF TOTAL BY
                                        NUMBER OF                      AGGREGATE               AGGREGATE
                                         MORTGAGE                      PRINCIPAL               PRINCIPAL
ORIGINATOR                                  LOANS                        BALANCE                 BALANCE
- ----------                                  -----                        -------                 -------
AFFILIATED                                     43                $  3,361,173.37                    1.83%
UNAFFILIATED                                1,896                 180,310,031.75                   98.17
                                            -----                 --------------                  ------


Total                                       1,939                $183,671,205.12                  100.00%
                                            =====                 ==============                  ======

Item 7.   Financial Statements: Pro Forma Financial Information and Exhibits.

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits:

               1.1 Underwriting Agreement, dated June 20, 1996, between
          Aames Capital Corporation, as Sponsor, and NatWest Capital Markets Limited, Prudential Securities Incorporated, Bear, Stearns & Co. Inc. and Nomura Securities International, Inc., as Underwriters.

               1.2 Pricing Agreement, dated June 20, 1996, between Aames Capital Corporation, as Sponsor, and NatWest Capital Markets Limited, Prudential Securities Incorporated, Bear, Stearns & Co. Inc. and Nomura Securities International, Inc., as Underwriters.

               4.1 Pooling and Servicing Agreement, dated as of June 1, 1996, between Aames Capital Corporation, as Seller and Servicer, and Bankers Trust Company of California, N.A., as Trustee.

               4.2 Financial Guaranty Insurance Policy issued by the Certificate Insurer, Financial Security Assurance Inc.

               10.1 Subsequent Transfer Agreement, dated as of June 27, 1996, between Aames Capital Corporation, as Seller, and Bankers Trust Company of California, N.A., as Trustee for Aames Mortgage Trust 1996-B.

                                   SIGNATURES





   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   AAMES CAPITAL CORPORATION




                                   By: /s/ Gregory J. Witherspoon
                                      ---------------------------------
                                      Gregory J. Witherspoon
                                      Executive Vice President - Finance and
                                      Chief Financial Officer





     Dated:  July 26, 1996

                                 EXHIBIT INDEX


     Exhibit
     Number
     ------
       1.1          Underwriting Agreement, dated June 20, 1996, between Aames Capital Corporation, as Sponsor, and NatWest Capital
                    Markets Limited, Prudential Securities Incorporated, Bear, Stearns, & Co. Inc. and Nomura Securities
                    International, Inc.

       1.2          Pricing Agreement, dated June 20, 1996, between Aames Capital Corporation, as Sponsor, and NatWest Capital
                    Markets Limited, Prudential Securities Incorporated, Bear, Stearns & Co. Inc. and Nomura Securities
                    International, Inc.

       4.1          Pooling and Servicing Agreement, dated as of June 1, 1996, between Aames Capital Corporation, as Seller and
                    Servicer, and Bankers Trust Company of California, N.A., as Trustee.

       4.2          Financial Guaranty Insurance Policy issued by the Certificate Insurer, Financial Security Assurance Inc.

       10.1         Subsequent Transfer Agreement, dated as of June 27, 1996, between Aames Capital Corporation, as Seller, and
                    Bankers Trust Company of California, N.A., as Trustee for Aames Mortgage Trust 1996-B.